DRAFT
03/27/98
2:32 PM
248983.1
                            ZEVEX INTERNATIONAL, INC.

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of this 1st day of February, 1998, by and among ZEVEX International, Inc., a Delaware corporation (the "Company"), Kirk Blosch, an individual residing in the State of Utah and Jeff W. Holmes, an individual residing in the State of Nevada. Messrs. Blosch and Holmes are purchasers of warrants to acquire three hundred fifty thousand (350,000) shares of the Company's Common Stock (hereinafter referred to "Purchaser" or "Purchasers"). This Agreement shall be effective as to any Purchaser on the date that it is executed by such Purchaser.

     Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder.

     "Holder" or "Holders" shall mean any Purchaser or any assignee under this Agreement who holds any Registrable Securities (as defined below).

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), including the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means the Shares (as defined below) held by Purchasers which have not been registered pursuant to this Agreement.

     "Registration Expenses" shall mean all expenses incurred by the Company in connection with a registration hereunder, including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration, the fees and disbursements of counsel for the Company.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Shares and all fees and disbursements of counsel for any Holder in connection with the sale of the Shares.

     "Shares" means shares of the Company's Common Stock that are acquired or acquirable from the conversion of warrants purchased from the Company ("Conversion Shares"), including additional shares of Common Stock issued as a result of any stock split, stock dividend, recapitalization, or similar event applicable to such Conversion Shares.

                              Demand Registration.

     If the Company shall receive, at any time after two years from the effective date of this Agreement, a written request from the Holders of at least 50% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of all of the Registrable Securities held by such Holders, then the Company shall promptly give written notice of such request to all Holders. As soon as practicable thereafter, and subject to the limitations and restrictions contained in this Section 2, the Company shall use its reasonable best efforts to effect the registration of all Registrable Securities which the Holders request to be registered, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such notice from the Company. Notwithstanding the above, the Company shall not be obligated to take any action to effect such registration within ninety (90) days prior to the good faith estimated date of filing of a registration statement for public offering of securities of the Company for its own account or within ninety (90) days following the effective date of such registration.

     If the requesting Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2(a) and the Company shall include such information in the written notice referred to in Subsection 2(a). In such event, the right of any Holder to include his or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed) to the extent provided herein.

     All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company and reasonably acceptable to a majority in interest of such Holders according to the number of Registerable Securities held by such Holders. Notwithstanding any other provision of this Section 2, the Company shall not be required to include in the registration the securities of any Holder unless the Holder accepts and agrees to the terms proposed by the underwriters selected by the Company.

     If, in the opinion of the underwriters and based on marketing factors identified by such underwriters, the proposed timing of the offering would jeopardize the success of the offering, then the Company shall have a one-time right to defer the filing of the registration statement for a period of not more than ninety (90) days after receipt of the request of the Holders. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company and its officers or directors may include their securities for their own account in such registration, if the underwriter so agrees.

     In the case that no underwriter is involved in the proposed distribution by the Holders, if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the President of the Company stating that, in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holders.

     The Company is obligated to effect only one (1) demand registration pursuant to this Section 2.

                           "Piggy-Back" Registration.

     If the Company shall determine at any time to register any of its Common Stock or securities which are convertible into or exercisable for Common Stock (other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will: (i) promptly give to the Holders written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws), and (ii) use its best efforts to cause to be included in such registration and in any underwriting involved therein all the Registrable Securities specified in a written request or requests made by the Holders within twenty (20) days after receipt of such written notice from the Company; provided, however, that the number of Registrable Securities so registered may be limited by the underwriter's cut-back provision set forth in Subsection 3(c) below.

     If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Subsection 3(a). In such event, the right of each Holder to register pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

     Any Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3, the Company shall not be required to include in the registration the securities of any Holder unless the Holder accepts and agrees to the terms proposed by the underwriters selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters and based on marketing factors identified by such underwriters, jeopardize the success of the offering by the Company. If the total number of Registrable Securities which the Holders request to be included in any offering exceeds the number of Shares which the underwriters reasonably believe is compatible with the success of the offering, the Company shall only be required to include in the offering so many of the Shares as the underwriters believe will not jeopardize the success of the offering. In such instance, the Registrable Securities of the Holders to be included in the registration shall be allocated among all the Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriters and the other Holders. The securities so withdrawn shall also be withdrawn from registration. The number of Shares proposed to be registered by the Company and the price therefore as proposed by the Company shall have priority in the above process and shall not be reduced until after all Registrable Securities of the Holders have been excluded from the proposed registration. Obligations of the Company. Whenever required under Sections 2 or 3 to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall do the following as expeditiously as possible:

     Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that, except as set forth in Subsection 4(b) below, the Company shall in no event be obligated to cause such registration statement to remain effective for more than one hundred twenty (120) days. If the registration is effected pursuant to Rule 415 under the Securities Act, which rule allows for the registration of securities to be offered on a continuous or delayed basis, the Company shall promptly (i) take all actions that may be necessary or advisable to maintain the effectiveness of such registration, including but not limited to complying with the undertakings of the registrant in Item 512(a) of Regulation S-K under the Securities Act, (ii) at Purchaser's request, file with the SEC a supplement or supplements to the previously filed prospectus as required by Rule 424 under the Securities Act, and (iii) maintain the effectiveness of such registration statement for at least one hundred twenty (120) days following the filing of any such supplements. Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection therewith to comply with the requirements of the Securities Act.

     Furnish to the Holders such number of copies of a prospectus (including a preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities to be sold under the registration statement.

     Use its reasonable best efforts to register and qualify the securities covered by such registration statements under the securities laws of such states of the United States as shall be reasonably appropriate for the distribution of the securities covered by such registration statement.

     Information by Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders of Registrable Securities included in any registration shall cooperate with the Company and any underwriters to effect such registration, including providing to the Company any consents and furnishing to the Company such information regarding such Holders and the distribution proposed by such Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to Sections 2 or 3 of this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their Shares so registered.

     No Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration under this Agreement as a result of any controversy that might arise with respect to the interpretation or implementation hereof; provided that this restriction shall in no way limit a Holder's right to damages for breach of this Agreement by the Company.

     Indemnification. In the event that the Registrable Securities of a Holder are included in a registration statement filed under this Agreement:

     To the extent permitted by law, the Company will indemnify each such Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification, or compliance of Registrable Securities of such Holder has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors and partners, each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case for amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the reasonable consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission in written information furnished to the Company by such Holder with the knowledge that it would be used in the registration statement.

     To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers, directors, and partners, and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, partners, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with the knowledge that it would be used therein, provided that the Holder will not be liable in any case for amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the reasonable consent of the Holder (which consent shall not be unreasonably withheld).

     Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein, if substantially prejudicial to the ability of the Indemnifying Party to defend against such claim or any litigation resulting therefrom, shall relieve such Indemnifying Party of any obligations under this Agreement to the extent such Indemnifying Party is damaged solely as a result of such failure to give notice, but such failure shall not relieve such Indemnifying Party of any of its obligations otherwise than under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of any outstanding Shares to the public without registration, the Company agrees after any registration to use its best efforts to: make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as long as it is subject to such reporting requirements; and so long as a Holder holds any Shares, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     Registrations on Form S-3. If and when the Company becomes eligible to use SEC Form S-3 for registration of its securities, then a Holder or Holders may request that the Company register on Form S-3 Registrable Securities if the aggregate price of all Registrable Securities proposed for sale is not less than $500,000, and, upon receipt of such a request, the Company shall use its best efforts to cause such shares to be registered on Form S-3. All Registration Expenses incurred in connection with such a Form S-3 registration shall be borne by the Company. All Selling Expenses shall be borne pro rata by the Holders.

     Transfer of Registration Rights. The rights to cause the Company to register a Holder's Shares under this Agreement may be assigned by such Holder (or its assignee) to (i) any affiliate of the Holder to which Registrable Securities have been transferred or (ii) to a transferee that acquires from a Holder (or its assignee) at least twenty-five percent (25%) or more of the Registrable Securities (or related promissory Notes) originally acquired by the transferring Holder, provided that the Company is given notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which these rights are being assigned.

     "Market Stand-Off" Agreement. Holder agrees, if requested by the Company or an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act.

     Termination of Registration Rights. The obligations of the Company to register the Registerable Securities pursuant to Section 3 shall terminate as to any holder upon the date when all Registerable Securities held by such Holder may be sold by the Holder during a 12-month period pursuant to SEC Rule 144. All other obligations of the Company to register Registerable Securities pursuant to this Agreement shall terminate as to any holder on the earlier of: (i) the date when all Registerable Securities held by such Holder may be sold by the Holder during a 12-month period pursuant to SEC Rule 144, or (ii) two (2)years from the effective date of this Agreement.

     Modifications and Waivers. This Agreement may not be amended or modified, nor may the rights of any party hereunder be waived, except by a written document that is executed by the Purchasers holding a majority of the Registrable Securities. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any waiver constitute a continuing waiver.

     Successors. This Agreement is and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither the Company nor the Purchasers shall assign this Agreement to any third party, except in the case of the Purchasers in accordance with Section 11 above.

     Rights and Obligations of Third Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third parties to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

     Notices. Any notice, request, consent, or other communication hereunder shall be in writing and shall be sent by one of the following means: (i) mailed by registered or certified first class air mail, postage prepaid; (ii) by facsimile transmission; (iii) by reputable overnight courier; or (iv) by personal delivery, and shall be properly addressed to the Company at the address set forth above, to the Purchasers at the address set forth on the attached signature page, or to such other address or addresses as the Company or Purchasers shall hereafter designate to the other parties in writing. Notices shall be effective when sent.

     Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties hereto in relation to the subject matter hereof. Any prior written or oral negotiations, correspondence, or understandings relating to the subject matter hereof shall be superseded by this Agreement and shall have no force or effect.

     Severability. If any provision which is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement.

     Headings. The headings of the Sections of this Agreement and in the exhibits to this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

     Exhibits. The exhibits attached hereto and referred to herein are a part of this Agreement for all purposes.

     Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Utah (applicable to contracts to be performed wholly within the State).

     Jurisdiction, Service of Process, and Venue. Each of the parties hereby consents to the jurisdiction of the State of Utah in the United States of America for the adjudication of any dispute that may arise between them hereunder. Each party agrees that the requirements of service of legal process in such jurisdiction shall be satisfied if served pursuant to the notice requirement set forth in Section 17 herein.

     IN WITNESS WHEREOF, the Company and each Purchaser has caused this Agreement to be executed by his or its duly authorized representative.

ZEVEX INTERNATIONAL, INC.                                     PURCHASERS
a Delaware corporation


By:/s/ Phillip L. McStotts                                    /s/ Kirk Blosch
                                                              Kirk Blosch

Name:  Phillip L. McStotts
          (please print)
                                                              /s/ Jeff Holmes
                                                              Jeff W. Holmes
Its: